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                                [GUARDIAN LOGO]

                           THE PARK AVENUE Portfolio

                         Supplement dated July 28, 2005
                      to the Prospectus dated May 1, 2005

The information on page 4 under the heading "Average annual total returns" -- Note 2 is replaced by the following:

(2) The S&P 500 Index had average annual returns of 6.57% since May 1, 1996, the date of inception of Class B shares, -2.90% since August 7, 2000, the date of inception of Class C shares and -0.81% since May 15, 2001, the date of inception of Class K shares.

The information on page 31 under the heading "Average annual total returns" -- Note 2 is replaced by the following:

(2) The S&P 500 Index had average annual returns of -0.81% since May 15, 2001, the date of inception of Class K shares.

The information beginning on page 80 under the heading "Fund
Management -- Portfolio Managers" with respect to The Guardian Park Avenue Fund is replaced by the following:

Manind V. Govil, CFA, is the Fund's portfolio manager, effective August 1, 2005. He also serves as portfolio manager of The Guardian Stock Fund and has been appointed Head of Equity Investments at Guardian Life as of the same date. Prior to joining Guardian Life, from 2001 he was Lead Portfolio Manager -- Large Cap Blend/Core Equity, Co-Head of Equities and Head of Equity Research at Mercantile Capital Advisers ("Mercantile"); prior thereto, he served as Lead Portfolio Manager -- Core Equity, at Mercantile.

EB 0101 63-03 (8/1)